 CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                                      THE
                              SARBANES-OXLEY ACT

I, George R. Aylward, President of The Zweig Total Return Fund, Inc. (the "Registrant"), certify that:

    1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  March 8, 2012                 /s/ George R. Aylward
                                     ------------------------------
                                     George R. Aylward, President
                                     (principal executive officer)

I, W. Patrick Bradley, Treasurer of The Zweig Total Return Fund, Inc. (the "Registrant"), certify that:

    1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  March 8, 2012                 /s/ W. Patrick Bradley
                                     ------------------------------
                                     W. Patrick Bradley, Treasurer
                                     (principal financial officer)